UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Mall Road, Suite 416 Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K of Cerence Inc. (the “Company”) filed with the Securities and Exchange Commission on May 9, 2024 (the “Original Form 8-K”). The Original Form 8-K related to the announcement of the Company’s financial results for the quarter ended March 31, 2024. Due to a technical issue, a portion of the related conference call was inaudible to listeners. The sole purpose of this Amendment is to furnish the prepared remarks from such conference call as an exhibit. No other changes have been made to the Original Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2024, Cerence Inc. (the “Company”) announced its financial results for the quarter ended March 31, 2024. The press release, including the financial information contained therein, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Also on May 9, 2024, the Company used a presentation on its call with investors, discussing its financial results for the quarter ended March 31, 2024, and such earnings release presentation is furnished herewith as Exhibit 99.2. The prepared remarks with respect to such earnings release presentation also are furnished herewith as Exhibit 99.3.

The press release, earnings release presentation and prepared remarks include certain non-GAAP financial measures. A description of the non-GAAP measures, the reasons for their use, and GAAP to non-GAAP reconciliations are included in the press release and earnings release presentation.

The information in this Item 2.02 and the exhibits attached hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release announcing financial results dated May 9, 2024.*

99.2	Earnings Release Presentation dated May 9, 2024.*

99.3	Prepared Remarks for earnings conference call held on May 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished with Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024	CERENCE INC.

	By:	/s/ Daniel Tempesta
	Name:	Daniel Tempesta
	Title:	Chief Financial Officer